-------------------------
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                                                       hours per response: 18.9
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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

            CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-10529
                                   ---------------------------------------------

                                 The GKM Funds
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

  11150 Santa Monica Boulevard, Suite 850    Los Angeles, California   90025
--------------------------------------------------------------------------------
               (Address of principal executive offices)              (Zip code)

                                Timothy J. Wahl
                   First Western Investment Management, Inc.
  11150 Santa Monica Boulevard, Suite 850    Los Angeles, California   90025
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code:  (310) 268-2605
                                                    ----------------------------

Date of fiscal year end:         July 31, 2009
                            -------------------------
Date of reporting period:        July 31, 2009
                            -------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

================================================================================


                            [LOGO OMITTED] GKM FUNDS

                                GKM GROWTH FUND

                                 ANNUAL REPORT
                                 JULY 31, 2009


================================================================================

GKM GROWTH FUND
================================================================================

                                                              September 15, 2009

Dear Shareholders:

We closed our eighth fiscal year on July 31, 2009 and I would like to thank you for joining us as shareholders of the GKM Growth Fund (the "Fund"). All of us at First Western Investment Management, Inc. continue to share a common goal - help our clients realize their financial objectives through the long-term compounding of capital.

GKM GROWTH FUND PERFORMANCE
---------------------------

The GKM Growth Fund maintains a long-term investment philosophy and, therefore, the core disciplines we write about over the years do not change. What does change is the economic environment. We are writing this letter on the one-year anniversary of the Lehman Brothers bankruptcy. That unique event (NOT TOO BIG TO
FAIL) led to a cascade of financial failures, frozen credit markets, and precipitous declines in worldwide stock markets. Businesses went into a hasty and sharp retreat. Fear was palpable. This fear traveled worldwide at sonic speed.

The Federal Reserve, under the leadership of Ben Bernanke, began a series of extraordinary actions to attempt to stem a tsunami of financial floods. Mr. Bernanke, to this nation's benefit, was an expert on the depression - that being his special area of study.

The "Fed" and the Treasury, as well as many others, urged Congress to create a tremendous stimulus program. This resulted in the greatest expansion of both fiscal and monetary resources in history.

For the fiscal year ended July 31, 2009, the Fund declined 16.54% vs. a decline for the S&P 500 Index of 19.96% taking our since inception performance, dating back to December 28th, 2001, to a cumulative gain of 6.9% vs. the S&P 500
Index's cumulative loss of 1.5%. Since inception, the Fund has realized an average annualized return of 0.9% vs. the S&P 500 Index's average annualized return of -0.2%.

The two biggest contributors to the Fund's performance this year were our lack of interest in Financials and our heavy interest in Information Technology. Financials make up 14% of the S&P 500 Index and was the worst performing sector, dropping 40%. As of fiscal year end July 31, 2009, we held no financial stocks in the portfolio. Our Information Technology weighting of 52% was more than two and a half times the weighting of the S&P 500 Index of 19%, which favorably impacted the Fund as the sector was one of the best performing sectors of the S&P 500 Index during the Fund's fiscal year.

The Fund underperformed in two of the 10 S&P 500 Index sectors this last fiscal year: Health Care and Consumer Discretionary. While we held a less than half weighting in the Consumer Discretionary sector at fiscal year end, our two Consumer Discretionary companies were down a combined 24% vs. a minus 11% for that sector as a whole We also underperformed in the Health Care sector (-17% vs. -13%) with twice the weighting when compared to the S&P 500 Index. The underperformance of these two sectors along with the leverage in the Fund's portfolio negatively impacted the performance of the Fund during the fiscal year.

As stated in last year's annual letter and worth repeating, over the life of the Fund we have avoided non-traditional growth areas in the economy, some of which have performed quite well. As an example, over the life of the Fund, only four S&P 500 Index sectors have produced positive returns: Energy (+83%), Materials (+31%), Consumer Staples (+15%), and Utilities (+1%) all of which we consider as non-traditional growth sectors. While the Fund currently maintains twice the market weighting in the Materials sector, the Fund has not held positions in either Energy or Utilities and we currently hold less than half the market weighting in the Consumer Staples sector. The dominant performance of Energy and Utilities, non-traditional growth sectors, has negatively impacted the Fund's performance relative to the S&P 500 Index over the life of the Fund.

Also consistent over the life of the Fund, our largest concentrations have been and continue to be in what we consider to be the most dynamic, growing and profitable areas of the economy: Information Technology (52%) and Health Care (26%), which currently represent 78% of the Fund's portfolio. The Fund's performance is clearly driven by these growing areas of the economy as well as avoidance of troubled industries such as Automobiles and Airlines. This has served us well over the life of the Fund.

Another reason we have over weighted the Information Technology and Health Care sectors in the portfolio is the above average international exposure both areas have relative to other areas of the economy. We believe foreign sales will continue to grow as a percentage of total global revenues especially in the so called "BRIC" nations of Brazil, Russia, India and China and other emerging nations. Standard & Poor's reports that companies in the S&P 500 Index increased the percentage of sales outside the U.S. to 48% in 2008 with the Information Technology sector having the highest percentage of foreign sales at 55%. Additionally, low inflation and interest rates paired with unprecedented U.S. budget and trade deficits have laid the foundation for a weak U.S. dollar, which works favorably towards translating foreign sales into additional U.S. income.

RISK MANAGEMENT AND DIVERSIFICATION
-----------------------------------

Our investment philosophy dictates that we pay attention to the management of risk. We define risk simply as the permanent loss of capital. We endeavor to manage risk by investing in what we consider to be superior companies with profitable operating histories and managements focused towards building and maintaining defendable franchises with ample cash flows and sound balance sheets. Additionally, we manage sector risk by diversifying among growing sectors of the economy that we believe will show continuous growth over many years. It is important to note that at times our security selection process results in the Fund being more or less concentrated in various sectors of the S&P 500 Index; thus, potentially adding to the Fund's sector risk.

Finally, we mitigate specific stock risk through holding a diversified portfolio of companies in the Fund. As of July 31, 2009, the Fund held positions in 49 companies, with the Fund's top 10 holdings representing 38% of the Fund and the largest holding representing 5.5% of the Fund's net assets.

PORTFOLIO TURNOVER
------------------

We do not confuse activity with progress. The average portfolio turnover ratio within the mutual fund industry is currently in excess of 100%, meaning that the average stock holding period for most funds is less than 1 year. The average of the Fund's portfolio turnover ratios for each of the first eight full fiscal years is 7.625%, which means that we hold our positions an average of 13 years, or 13 times as long as the average fund. It's important to understand that it is impossible to outperform the S&P 500 Index, as we have done over the long-term with low turnover, unless you're buying the right companies in the first place. Our turnover ratio for the fiscal year ended July 31, 2009 was 12%.

Our low turnover rate also has the added benefit of minimizing what can be a potentially large drag on investment performance - taxes. Industry studies have shown that the performance of the average fund with an average turnover ratio (100%) can drag performance down by 2% annually. This 2% drag is something we attempt to avoid by seeking out good long-term investments.

MARKET COMMENTARY
-----------------

Economic cycles have unique characteristics, with the current pullback no exception. This has been the most globally integrated economic contraction, dare we say it, since the Great Depression. We now find ourselves just six months later having witnessed a rise in excess of 50% in the U.S. equity markets. The consumer remains deeply wounded due to the lack of employment opportunities and stagnant incomes. We have excess manufacturing and human capital. We don't believe the bulwark of U.S. consumer spending will return to the heady days of years past until we see a significant improvement in employment and pickup in income. However, it is very noteworthy that there is a modest improvement in employee income just reported.

On the positive side, Corporate America is lean, well capitalized and poised for profitable growth subject to any upward economic adjustment. We believe the damage done to the consumer to be considerable, therefore allowing for a low interest rate and low inflationary environment for some time to come. We have not had an extended period of low inflation and interest rates since the 1950's through the mid 1960's, which should be greatly conducive to higher stock multiples moving forward.

A core investment philosophy of ours is to follow the cash. Corporate America's balance sheet remains in good shape, especially in the areas of Information Technology and Health Care. We're investing in medical companies with strong balance sheets, relatively strong sales growth and an aging demographic providing increasing demand for decades to come. Many of the best Health Care companies offer an added advantage in today's low interest rate environment - yields in excess of government bonds.

In a low growth environment, top line sales growth becomes even more valuable. Information technology is exhibiting what we believe to be the most attractive, non-inflationary unit sales growth available, trading at valuations not seen since the mid-1990's. We look for technology companies that provide productivity-enhancing products or platform technologies that enable corporations to run more efficiently.

SUMMARY
-------

Looking forward, we always keep fundamentals at the forefront of our thinking. The ABC's of this approach consist of interest rates, inflation rates, and confidence. The trauma of this terrible period has allowed for historic lows in both interest and inflation rates. For the bulk of this year the confidence portion of this formula was based on fear.

As confidence returns, investment returns should improve as well.

Sincerely,


Timothy J. Wahl, CPA
President and Co-Portfolio Manager
GKM Funds

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month-end, are available at www.gkmfunds.com.

AN INVESTOR SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE FUND CAREFULLY BEFORE INVESTING. THE FUND'S PROSPECTUS CONTAINS THIS AND OTHER IMPORTANT INFORMATION. TO OBTAIN A COPY OF THE FUND'S PROSPECTUS PLEASE VISIT WWW.GKMFUNDS.COM OR CALL 1-888-456-9518 AND A COPY WILL BE SENT TO YOU FREE OF CHARGE. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST. THE GKM GROWTH FUND IS DISTRIBUTED BY ULTIMUS FUND DISTRIBUTORS, LLC.

THE LETTER TO SHAREHOLDERS SEEKS TO DESCRIBE SOME OF THE ADVISER'S CURRENT OPINIONS AND VIEWS OF THE FINANCIAL MARKETS. ALTHOUGH THE ADVISER BELIEVES IT HAS A REASONABLE BASIS FOR ANY OPINIONS OR VIEWS EXPRESSED, ACTUAL RESULTS MAY DIFFER, SOMETIMES SIGNIFICANTLY SO, FROM THOSE EXPECTED OR EXPRESSED.

THE GKM GROWTH FUND'S GROSS ANNUALIZED EXPENSE RATIO WAS 1.70% DURING THE YEAR ENDED JULY 31, 2009. FOR THE FISCAL YEAR ENDED JULY 31, 2008, THE FUND'S GROSS ANNUALIZED EXPENSE RATIO WAS 1.83%.

GKM FUNDS
GKM GROWTH FUND
PERFORMANCE INFORMATION
JULY 31, 2009 (UNAUDITED)
================================================================================

          COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN
                     GKM GROWTH FUND AND THE S&P 500 INDEX

                              [LINE GRAPH OMITTED]

               GKM Growth Fund                     S&P 500 Index
            -----------------------          -----------------------
               DATE          VALUE              DATE          VALUE
               ----          -----              ----          -----
            12/28/2001      $10,000          12/28/2001      $10,000
            1/31/2002         9,800          1/31/2002         9,744
            4/30/2002         9,700          4/30/2002         9,315
            7/31/2002         8,560          7/31/2002         7,918
            10/31/2002        8,620          10/31/2002        7,729
            1/31/2003         8,510          1/31/2003         7,501
            4/30/2003         9,130          4/30/2003         8,075
            7/31/2003         9,780          7/31/2003         8,761
            10/31/2003       10,700          10/31/2003        9,337
            1/31/2004        11,350          1/31/2004        10,095
            4/30/2004        11,100          4/30/2004         9,922
            7/31/2004        11,030          7/31/2004         9,915
            10/31/2004       11,650          10/31/2004       10,216
            1/31/2005        12,210          1/31/2005        10,723
            4/30/2005        11,600          4/30/2005        10,551
            7/31/2005        12,580          7/31/2005        11,308
            10/31/2005       12,250          10/31/2005       11,107
            1/31/2006        13,380          1/31/2006        11,837
            4/30/2006        13,660          4/30/2006        12,178
            7/31/2006        12,690          7/31/2006        11,916
            10/31/2006       14,050          10/31/2006       12,922
            1/31/2007        14,471          1/31/2007        13,555
            4/30/2007        14,981          4/30/2007        14,033
            7/31/2007        15,131          7/31/2007        13,839
            10/31/2007       16,422          10/31/2007       14,804
            1/31/2008        13,907          1/31/2008        13,241
            4/30/2008        13,445          4/30/2008        13,377
            7/31/2008        12,813          7/31/2008        12,304
            10/31/2008        9,519          7/31/2008         9,460
            1/31/2009         8,274          10/31/2008        8,127
            4/30/2009         9,067          1/31/2009         8,653
            7/31/2009        10,694          7/31/2009         9,848

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS*
                       (FOR PERIODS ENDED JULY 31, 2009)

                                   1 Year    5 Years   Since Inception**
                                  -------   --------  ------------------
        GKM Growth Fund (a)       -16.54%    -0.62%          0.89%
        S&P 500 Index             -19.96%    -0.14%         -0.20%

        (a)   The Fund's expense ratio is 1.70%.
--------------------------------------------------------------------------------

* The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**    Initial public offering of shares was December 28, 2001.

GKM FUNDS
GKM GROWTH FUND
PORTFOLIO INFORMATION
JULY 31, 2009 (UNAUDITED)
================================================================================

SECTOR CONCENTRATION VS. THE S&P 500 INDEX (% OF TOTAL INVESTMENTS)

                                    GKM Growth       S&P 500
                                       Fund           Index
                                    ------------------------
Consumer Discretionary                  2.9%           9.2%
Consumer Staples                        3.6%          11.8%
Energy                                  0.0%          12.0%
Financials                              0.0%          13.9%
Health Care                            27.0%          13.7%
Industrials                             7.0%          10.0%
Information Technology                 52.3%          18.7%
Materials                               7.2%           3.4%
Telecommunication Services              0.0%           3.4%
Utilities                               0.0%           3.9%


TOP 10 EQUITY HOLDINGS

                                                              % of
              SECURITY DESCRIPTION                         NET ASSETS
              -------------------------------------------  ----------
              Google, Inc. - Class A                          5.5%
              Apple, Inc.                                     4.8%
              International Business Machines Corporation     4.7%
              Intuit, Inc.                                    3.7%
              Applied Materials, Inc.                         3.6%
              Citrix Systems, Inc.                            3.3%
              Microsoft Corporation                           3.3%
              Scotts Miracle-Gro Company (The) - Class A      3.2%
              Trimble Navigation Ltd.                         3.1%
              Teva Pharmaceutical Industries Ltd. - ADR       3.0%

GKM FUNDS
GKM GROWTH FUND
SCHEDULE OF INVESTMENTS
JULY 31, 2009
================================================================================
COMMON STOCKS -- 105.4%                                   SHARES       VALUE
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 3.1%
   HOUSEHOLD DURABLES -- 2.0%
   Garmin Ltd. ....................................       20,800   $    575,328
                                                                   ------------

   SPECIALTY RETAIL -- 1.1%
   PetSmart, Inc. .................................       13,700        306,469
                                                                   ------------

CONSUMER STAPLES -- 3.8%
   BEVERAGES -- 1.2%
   Coca-Cola Company (The) ........................        7,000        348,880
                                                                   ------------

   FOOD & STAPLES RETAILING -- 0.9%
   SYSCO Corporation ..............................       10,500        249,480
                                                                   ------------

   PERSONAL PRODUCTS -- 1.7%
   Alberto-Culver Company .........................       19,000        486,780
                                                                   ------------

HEALTH CARE -- 28.5%
   BIOTECHNOLOGY -- 1.0%
   Celgene Corporation* ...........................        5,000        284,800
                                                                   ------------

   HEALTH CARE EQUIPMENT & SUPPLIES -- 13.9%
   Alcon, Inc. ....................................        4,000        510,400
   Baxter International, Inc. .....................        9,000        507,330
   Conceptus, Inc.* ...............................       22,500        377,775
   C.R. Bard, Inc. ................................        3,500        257,495
   Intuitive Surgical, Inc.* ......................        3,000        681,960
   Kinetic Concepts, Inc.* ........................       10,000        316,200
   Medtronic, Inc. ................................       21,000        743,820
   St. Jude Medical, Inc.* ........................        8,000        301,680
   Stryker Corporation ............................        7,500        291,600
                                                                   ------------
                                                                      3,988,260
                                                                   ------------
   HEALTH CARE PROVIDERS & SERVICES -- 2.3%
   Henry Schein, Inc.* ............................       12,700        652,526
                                                                   ------------

   LIFE SCIENCES TOOLS & SERVICES -- 4.9%
   Covance, Inc.* .................................       11,400        628,710
   Dionex Corporation* ............................        9,500        626,145
   Pharmaceutical Product Development, Inc. .......        7,300        151,621
                                                                   ------------
                                                                      1,406,476
                                                                   ------------

GKM FUNDS
GKM GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
COMMON STOCKS -- 105.4% (CONTINUED)                       SHARES       VALUE
--------------------------------------------------------------------------------
HEALTH CARE -- 28.5% (CONTINUED)
   PHARMACEUTICALS -- 6.4%
   Abbott Laboratories ............................        9,000   $    404,910
   Johnson & Johnson ..............................        4,600        280,094
   Merck & Company, Inc. ..........................       10,000        300,100
   Teva Pharmaceutical Industries Ltd. - ADR ......       16,000        853,440
                                                                   ------------
                                                                      1,838,544
                                                                   ------------
INDUSTRIALS -- 7.4%
   AIR FREIGHT & LOGISTICS -- 1.2%
   FedEx Corporation ..............................        5,300        359,552
                                                                   ------------

   COMMERCIAL SERVICES & SUPPLIES -- 1.4%
   Waste Management, Inc. .........................       14,700        413,217
                                                                   ------------

   INDUSTRIAL CONGLOMERATES -- 1.8%
   3M Company .....................................        7,300        514,796
                                                                   ------------

   MACHINERY -- 1.9%
   Pall Corporation ...............................       18,100        544,448
                                                                   ------------

   ROAD & RAIL -- 1.1%
   Norfolk Southern Corporation ...................        7,000        302,750
                                                                   ------------

INFORMATION TECHNOLOGY -- 55.1%
   COMMUNICATIONS EQUIPMENT -- 5.1%
   Cisco Systems, Inc.* ...........................       38,000        836,380
   QUALCOMM, Inc. .................................       13,700        633,077
                                                                   ------------
                                                                      1,469,457
                                                                   ------------
   COMPUTERS & PERIPHERALS -- 14.3%
   Apple, Inc.* ...................................        8,500      1,388,815
   EMC Corporation* ...............................       45,000        677,700
   Hewlett-Packard Company ........................       15,600        675,480
   International Business Machines Corporation ....       11,500      1,356,195
                                                                   ------------
                                                                      4,098,190
                                                                   ------------
   ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 5.3%
   Flextronics International Ltd.* ................      120,000        638,400
   Trimble Navigation Ltd.* .......................       37,800        896,238
                                                                   ------------
                                                                      1,534,638
                                                                   ------------
   INTERNET SOFTWARE & SERVICES -- 5.5%
   Google, Inc. - Class A* ........................        3,600      1,594,980
                                                                   ------------

GKM FUNDS
GKM GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
COMMON STOCKS -- 105.4% (CONTINUED)                       SHARES       VALUE
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 55.1% (CONTINUED)
   IT SERVICES -- 5.6%
   Accenture Ltd. - Class A .......................       17,900   $    627,753
   Automatic Data Processing, Inc. ................       14,000        521,500
   Paychex, Inc. ..................................       17,000        450,500
                                                                   ------------
                                                                      1,599,753
                                                                   ------------
   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 4.5%
   Applied Materials, Inc. ........................       75,000      1,035,000
   Intel Corporation ..............................       13,700        263,725
                                                                   ------------
                                                                      1,298,725
                                                                   ------------
   SOFTWARE -- 14.8%
   Adobe Systems, Inc.* ...........................       19,000        615,980
   Citrix Systems, Inc.* ..........................       27,000        961,200
   Intuit, Inc.* ..................................       36,000      1,069,200
   Microsoft Corporation ..........................       40,000        940,800
   Oracle Corporation .............................       30,000        663,900
                                                                   ------------
                                                                      4,251,080
                                                                   ------------
MATERIALS -- 7.5%
   CHEMICALS -- 7.5%
   Ecolab, Inc. ...................................       12,700        527,177
   Monsanto Company ...............................        1,000         84,000
   Scotts Miracle-Gro Company (The) - Class A .....       23,600        921,580
   Sigma-Aldrich Corporation ......................       12,600        639,450
                                                                   ------------
                                                                      2,172,207
                                                                   ------------

TOTAL COMMON STOCKS (Cost $25,650,116) ............                $ 30,291,336
                                                                   ------------

GKM FUNDS
GKM GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
MONEY MARKET FUNDS -- 0.0%                                SHARES       VALUE
--------------------------------------------------------------------------------
First American Treasury Obligations Fund -
   Class Y, 0.004%(a) (Cost $405) .................          405   $        405
                                                                   ------------

TOTAL INVESTMENTS AT VALUE(b) -- 105.4%
   (Cost $25,650,521) .............................                $ 30,291,741

LIABILITIES IN EXCESS OF OTHER ASSETS -- (5.4%) ...                  (1,564,363)
                                                                   ------------

TOTAL NET ASSETS -- 100.0% ........................                $ 28,727,378
                                                                   ============

ADR - American Depositary Receipt.

*     Non-income producing security.

(a) Variable rate security. Rate shown is the 7-day effective yield as of July 31, 2009.

(b) All securities are pledged as collateral for the Fund's bank line of credit (Note 4).

See accompanying notes to financial statements.

GKM FUNDS
GKM GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 2009
======================================================================================
ASSETS
   Investments in securities:
      At acquisition cost .............................................   $ 25,650,521
                                                                          ============
      At value (Note 1) ...............................................   $ 30,291,741
   Dividends receivable ...............................................         11,740
   Receivable for capital shares sold .................................          2,060
   Prepaid Trustees' fees .............................................            741
   Other assets .......................................................            193
                                                                          ------------
      Total Assets ....................................................     30,306,475
                                                                          ------------

LIABILITIES
   Line of credit payable (Note 4) ....................................      1,544,150
   Accrued investment advisory fees (Note 3) ..........................         31,325
   Other liabilities ..................................................          3,622
                                                                          ------------
      Total Liabilities ...............................................      1,579,097
                                                                          ------------

NET ASSETS ............................................................   $ 28,727,378
                                                                          ============

Net assets consist of:
   Paid-in capital ....................................................   $ 29,184,092
   Accumulated net realized losses from security transactions .........     (5,097,934)
   Net unrealized appreciation on investments .........................      4,641,220
                                                                          ------------
Net assets ............................................................   $ 28,727,378
                                                                          ============

Shares of beneficial interest outstanding (unlimited number of
   shares authorized, no par value) ...................................      2,696,413
                                                                          ============

Net asset value, redemption price and offering price per share (Note 1)   $      10.65
                                                                          ============

See accompanying notes to financial statements.

GKM FUNDS
GKM GROWTH FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JULY 31, 2009
====================================================================================
INVESTMENT INCOME
   Dividends (Net of foreign tax of $7,762) ........................   $    398,536
                                                                       ------------

EXPENSES
   Investment advisory fees (Note 3) ...............................        395,835
   Trustees' fees (Note 3) .........................................          3,000
   Interest expense (Note 4) .......................................         80,859
                                                                       ------------
      Total Expenses ...............................................        479,694
                                                                       ------------

NET INVESTMENT LOSS ................................................        (81,158)
                                                                       ------------

REALIZED AND UNREALIZED LOSSES ON INVESTMENTS
   Net realized losses from security transactions ..................     (4,621,460)
   Net change in unrealized appreciation/depreciation on investments     (2,935,674)
                                                                       ------------
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS ..................     (7,557,134)
                                                                       ------------

NET DECREASE IN NET ASSETS FROM OPERATIONS .........................   $ (7,638,292)
                                                                       ============

See accompanying notes to financial statements.

GKM FUNDS
GKM GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS
====================================================================================
                                                            YEAR            YEAR
                                                           ENDED           ENDED
                                                       JULY 31, 2009   JULY 31, 2008
------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment loss .............................   $    (81,158)   $   (293,089)
   Net realized losses from security transactions ..     (4,621,460)       (224,506)
   Net change in unrealized appreciation/
      depreciation on investments ..................     (2,935,674)     (7,073,845)
                                                       ------------    ------------
Net decrease in net assets resulting from operations     (7,638,292)     (7,591,440)
                                                       ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income ......................             --        (171,453)
                                                       ------------    ------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold .......................      2,066,377       6,729,472
   Net asset value of shares issued in reinvestment
      of distributions to shareholders .............             --         146,792
   Payments for shares redeemed ....................     (6,376,565)     (7,964,742)
                                                       ------------    ------------
Net decrease in net assets from
   capital share transactions ......................     (4,310,188)     (1,088,478)
                                                       ------------    ------------

TOTAL DECREASE IN NET ASSETS .......................    (11,948,480)     (8,851,371)

NET ASSETS
   Beginning of year ...............................     40,675,858      49,527,229
                                                       ------------    ------------
   End of year .....................................   $ 28,727,378    $ 40,675,858
                                                       ============    ============

UNDISTRIBUTED NET INVESTMENT INCOME ................   $         --    $         --
                                                       ============    ============

CAPITAL SHARE ACTIVITY
   Shares sold .....................................        226,653         473,212
   Shares reinvested ...............................             --           9,657
   Shares redeemed .................................       (718,611)       (569,300)
                                                       ------------    ------------
   Net decrease in shares outstanding ..............       (491,958)        (86,431)
   Shares outstanding, beginning of year ...........      3,188,371       3,274,802
                                                       ------------    ------------
   Shares outstanding, end of year .................      2,696,413       3,188,371
                                                       ============    ============

See accompanying notes to financial statements.

GKM FUNDS
GKM GROWTH FUND
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED JULY 31, 2009
================================================================================
CASH FLOWS FROM OPERATING ACTIVITIES
   Net decrease in net assets resulting from operations ........   $ (7,638,292)
   Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
      Net realized losses from security transactions
         and litigation settlements ............................      4,621,460
      Unrealized depreciation on investments ...................      2,935,674
      Decrease in dividend receivable ..........................          7,224
      Decrease in other assets .................................              1
      Proceeds from investment securities litigation settlements          3,958
      Purchase of investment securities ........................     (3,745,066)
      Purchase of short-term investments, net ..................           (141)
      Proceeds from sale of investment securities ..............     10,596,121
      Decrease in other liabilities ............................        (12,442)
      Decrease in accrued investment advisory fees .............         (3,697)
                                                                   ------------
         NET CASH PROVIDED BY OPERATING ACTIVITIES .............      6,764,800
                                                                   ------------

CASH FLOWS FROM FINANCING ACTIVITIES
   Decrease in line of credit payable ..........................     (2,454,960)
   Decrease in receivable for capital shares sold ..............            348
   Payment for shares redeemed, net ............................     (4,310,188)
                                                                   ------------
      NET CASH USED IN FINANCING ACTIVITIES ....................     (6,764,800)
                                                                   ------------

NET CHANGE IN CASH .............................................             --
   Cash, beginning of year .....................................             --
                                                                   ------------
   Cash, end of year ...........................................   $         --
                                                                   ============

See accompanying notes to financial statements.

GKM FUNDS
GKM GROWTH FUND
FINANCIAL HIGHLIGHTS
====================================================================================================================
                                              Per Share Data and Ratios for a Share Outstanding Throughout Each Year
--------------------------------------------------------------------------------------------------------------------
                                                                            YEARS ENDED
                                              ----------------------------------------------------------------------
                                               JULY 31,       JULY 31,       JULY 31,       JULY 31,       JULY 31,
                                                 2009           2008           2007           2006           2005
--------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ....     $    12.76     $    15.12     $    12.69     $    12.58     $    11.03
                                              ----------     ----------     ----------     ----------     ----------

Income (loss) from investment operations:
   Net investment income (loss) .........          (0.03)         (0.09)          0.06          (0.06)         (0.03)
   Net realized and unrealized gains
      (losses) on investments ...........          (2.08)         (2.22)          2.38           0.17           1.58
                                              ----------     ----------     ----------     ----------     ----------
Total from investment operations ........          (2.11)         (2.31)          2.44           0.11           1.55
                                              ----------     ----------     ----------     ----------     ----------

Less distributions from:
   Net investment income ................             --          (0.05)         (0.01)            --             --
                                              ----------     ----------     ----------     ----------     ----------

Net asset value at end of year ..........     $    10.65     $    12.76     $    15.12     $    12.69     $    12.58
                                              ==========     ==========     ==========     ==========     ==========

Total return(a) .........................        (16.54%)       (15.32%)        19.24%          0.87%         14.05%
                                              ==========     ==========     ==========     ==========     ==========

Net assets at end of year (000's) .......     $   28,727     $   40,676     $   49,527     $   38,687     $   35,808
                                              ==========     ==========     ==========     ==========     ==========

Ratio of expenses to average net assets .          1.70%          1.83%          1.41%          1.41%          1.41%

Ratio of expenses to average net assets
   excluding borrowing costs ............          1.41%          1.41%          1.41%          1.41%          1.41%

Ratio of net investment income (loss)
   to average net assets ................         (0.29%)        (0.63%)         0.45%         (0.47%)        (0.28%)

Portfolio turnover rate .................            12%             9%             3%            12%            11%

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

GKM FUNDS
GKM GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
JULY 31, 2009
================================================================================

1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The GKM Growth Fund (the "Fund") is a diversified series of The GKM Funds (the "Trust"), an open-end management investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 2, 2001. The public offering of shares of the Fund commenced on December 28, 2001. The Fund had no operations prior to the public offering of shares except for the initial issuance of shares.

The investment objective of the Fund is long-term capital appreciation.

SECURITIES VALUATION - Equity securities of the Fund generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued at its last bid price. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

The Financial Accounting Standards Board's ("FASB") Statement on Financial Accounting Standards No. 157 "Fair Value Measurements" establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

o     Level 1 - quoted prices in active markets for identical securities

o     Level 2 - other significant observable inputs

o     Level 3 - significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In  April  2009,  FASB  issued Staff Position No. 157-4, "Determining Fair Value
When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4" or the "Position"). FSP 157-4 provides additional guidance for estimating fair value when the volume and level of activity has significantly decreased in relation to normal market activity for the asset or liability. The Position

GKM FUNDS
GKM GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

also provides additional guidance on circumstances that may indicate that a transaction is not orderly and requires additional disclosures in annual and interim reporting periods. FSP 157-4 is effective for fiscal periods and interim periods ending after June 15, 2009. Management has evaluated the impact of FSP 157-4 and has concluded that FSP 157-4 has no impact on these financial statements.

As of July 31, 2009, all of the securities held by the Fund were valued using Level 1 inputs. See the Fund's Schedule of Investments for a listing of the securities valued using Level 1 inputs by security type and industry type as required by FSP 157-4.

SHARE VALUATION - The net asset value of the Fund's shares is calculated at the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) on each day that the Trust is open for business. The net asset value is calculated by dividing the value of the Fund's total assets, minus liabilities, by the total number of shares outstanding. The offering price and redemption price per share are equal to the net asset value per share.

SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

DISTRIBUTIONS TO SHAREHOLDERS - Dividends arising from net investment income and net capital gains, if any, are declared and paid annually in December. The amount of distributions from net investment income and net realized gains are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. There were no distributions during the year ended July 31, 2009. The tax character of distributions paid during the year ended July 31, 2008 was ordinary income.

ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAX - It is the Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not its shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provisions for income taxes have been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

GKM FUNDS
GKM GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

The following information is computed on a tax basis for each item as of July 31, 2009:

--------------------------------------------------------------------------------
Cost of portfolio investments ................................     $ 25,650,521
                                                                   ============
Gross unrealized appreciation ................................     $  7,179,705
Gross unrealized depreciation ................................       (2,538,485)
                                                                   ------------
Net unrealized appreciation ..................................     $  4,641,220
Capital loss carryforwards ...................................       (1,940,291)
Post-October losses ..........................................       (3,157,643)
                                                                   ------------
Total accumulated deficit ....................................     $   (456,714)
                                                                   ============
--------------------------------------------------------------------------------

As of July 31, 2009, the Fund had capital loss carryforwards of $1,940,291, of which $97,687 expires July 31, 2012, $149,434 expires July 31, 2013, $4,847 expires July 31, 2014, $570 expires July 31, 2016 and $1,687,753 expires July 31, 2017. In addition, the Fund had net realized losses of $3,157,643 during the period November 1, 2008 through July 31, 2009, which are treated for federal income tax purposes as arising during the Fund's tax year ending July 31, 2010. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

For the year ended July 31, 2009, the Fund reclassified $81,158 of net investment loss against paid-in capital on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between financial statement and income tax reporting requirements, had no effect on the Fund's net assets or net asset value per share.

FASB's Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes" provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the "more-likely-than-not" threshold would be recorded as a tax benefit or expense in the current year. As required by FIN 48, management has analyzed the Fund's tax positions taken on Federal income tax returns for all open tax years (tax years ended July 31, 2006 through July 31, 2009) and has concluded that no provision for income tax is required in these financial statements.

2.    INVESTMENT TRANSACTIONS

During the year ended July 31, 2009, cost of purchases and proceeds from sales of investment securities, other than short-term investments, amounted to $3,745,066 and $10,596,121, respectively.

3.    TRANSACTIONS WITH AFFILIATES

A Trustee and certain officers of the Trust are affiliated with First Western Investment Management, Inc. (the "Adviser") or with Ultimus Fund Solutions, LLC ("Ultimus"), the Fund's administrator, transfer agent and fund accounting agent.

GKM FUNDS
GKM GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

Under the terms of the Management Agreement between the Trust and the Adviser, the Adviser serves as the investment adviser to the Fund. For its services, the Fund pays the Adviser an investment management fee at the annual rate of 1.40% of the Fund's average daily net assets.

The Adviser pays all of the operating expenses of the Fund except brokerage, taxes, borrowing costs, fees and expenses of non-interested Trustees, extraordinary expenses and distribution and/or service related expenses incurred pursuant to Rule 12b-1 under the Investment Company Act of 1940 (if any).

The Trust has entered into mutual fund services agreements with Ultimus, pursuant to which Ultimus provides day-to-day operational services to the Fund including, but not limited to, accounting, administrative, transfer agent, dividend disbursing, and recordkeeping services. The fees payable to Ultimus are paid by the Adviser (not the Fund).

The Trust and the Adviser have entered into a Distribution Agreement with Ultimus Fund Distributors, LLC (the "Distributor"), pursuant to which the Distributor provides distribution services to the Fund and serves as principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The fees payable to the Distributor are paid by the Adviser (not the Fund).

Prior to May 1, 2009, GKM Advisers, LLC ("GKM") served as the investment adviser to the Fund. On April 30, 2009, the principals of GKM sold all of their ownership interests in GKM to the Adviser and GKM was merged into the Adviser. Prior to May 1, 2009, the Fund paid commissions of $8,558 to Samuels Chase & Co., Inc., an affiliated broker-dealer, to execute portfolio transactions.

The  Fund  pays  each  Trustee  who  is  not  affiliated with the Adviser $1,000
annually.   Trustees  who  are  affiliated  with  the  Adviser  do  not  receive compensation from the Fund.

4.    BANK LINE OF CREDIT

The Fund has a secured bank line of credit that provides a maximum borrowing of up to $7,600,000. The line of credit may be used to cover redemptions or it may be used by the Adviser for investment purposes. When used for investment purposes, the Fund will be using the investment technique of "leverage." Please see the Fund's prospectus for detailed information on the investment strategies and associated risks involved with the use of leverage by the Fund. Borrowings under this arrangement bear interest at a rate per annum equal to the Prime Rate minus 0.25% at the time of borrowing. The line of credit matures on December 15, 2009. During the year ended July 31, 2009, the Fund incurred $80,859 of interest expense related to borrowings. The average debt outstanding and the average interest rate during the year ended July 31, 2009 were $2,065,750 and 3.91%, respectively. The largest outstanding borrowing during the year ended July 31, 2009 was $4,845,510. As of July 31, 2009, the Fund had outstanding borrowings of $1,544,150. All of the Fund's securities are pledged as collateral for the Fund's bank line of credit.

GKM FUNDS
GKM GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

5.    CONTINGENCIES AND COMMITMENTS

The Fund indemnifies the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

6.    RECENT ACCOUNTING PRONOUNCEMENT

In June 2009, FASB issued Statement of Financial Accounting Standards No. 168, "The FASB Accounting Standards CodificationTM and the Hierarchy of Generally Accepted Accounting Principles - a replacement of FASB Statement No. 162" ("SFAS 168"). SFAS 168 replaces SFAS No. 162, "The Hierarchy of Generally Accepted Accounting Principles" and establishes the "FASB Accounting Standards CodificationTM" (the "Codification") as the source of authoritative accounting principles recognized by FASB to be applied by non-governmental entities in the preparation of financial statements in conformity with U.S. GAAP. All guidance contained in the Codification carries an equal level of authority. On the effective date of SFAS 168, the Codification will supersede all then-existing non-SEC accounting and reporting standards. All other non-grandfathered non-SEC accounting literature not included in the Codification will become non-authoritative. SFAS 168 is effective for financial statements issued for interim and annual periods ending after September 15, 2009. Management has evaluated this new statement and has determined that it will not have a significant impact on the determination or reporting of the Fund's financial statements.

7.    SUBSEQUENT EVENTS

In May 2009, FASB issued SFAS No. 165, "Subsequent Events" ("SFAS No. 165"). The Fund has adopted SFAS No. 165 with these financial statements. SFAS No. 165 requires the Fund to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. In addition, SFAS No. 165 requires the Fund to disclose the date through which subsequent events have been evaluated. Management has evaluated subsequent events through the issuance of these financial statements on September 23, 2009 and has noted no such events.

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
================================================================================

To the Board of Trustees of GKM Funds
and the Shareholders of GKM Growth Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the GKM Growth Fund, a series of shares of beneficial interest of GKM Funds, as of July 31, 2009, and the related statement of operations and the statement of cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2009 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the GKM Growth Fund as of July 31, 2009, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                /s/ Briggs, Bunting & Dougherty, LLP


Philadelphia, Pennsylvania
September 23, 2009

GKM FUNDS
GKM GROWTH FUND
ABOUT YOUR FUND'S EXPENSES (UNAUDITED)
================================================================================

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund's ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (February 1, 2009 - July 31, 2009).

The table below illustrates the Fund's costs in two ways:

ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN - This section is intended to help you compare the Fund's costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return before expenses. You can assess the Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not impose any sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund's expenses, including annual expense ratios for the most recent five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund's prospectus.

GKM FUNDS
GKM GROWTH FUND
ABOUT YOUR FUND'S EXPENSES (UNAUDITED) (CONTINUED)
================================================================================

--------------------------------------------------------------------------------
                                   BEGINNING         ENDING
                                 ACCOUNT VALUE    ACCOUNT VALUE   EXPENSES PAID
                               FEBRUARY 1, 2009   JULY 31, 2009   DURING PERIOD*
--------------------------------------------------------------------------------
Based on Actual Fund Return .....  $1,000.00        $1,292.50         $8.87
Based on Hypothetical 5% Return
   (before expenses) ............  $1,000.00        $1,017.06         $7.80
--------------------------------------------------------------------------------
* Expenses are equal to the Fund's annualized expense ratio of 1.56% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

OTHER INFORMATION (UNAUDITED)
================================================================================

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-888-GKM-9518, or on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-888-GKM-9518, or on the SEC's website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings of the Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request by calling 1-888-GKM-9518. Furthermore, you may obtain a copy of the filings on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

GKM FUNDS
GKM GROWTH FUND
INFORMATION REGARDING TRUSTEES AND OFFICERS
(UNAUDITED)
================================================================================

Overall responsibility for management of the Fund rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term.

The following table provides information regarding each Trustee who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940.

----------------------------------------------------------------------------------------------
NAME, ADDRESS AND AGE                    POSITION(S) HELD WITH TRUST    LENGTH OF TIME SERVED
----------------------------------------------------------------------------------------------
Darrin F. DelConte                                 Trustee               Since December 2001
11150 Santa Monica Blvd., Suite 850
Los Angeles, CA  90025
Year of Birth: 1966
----------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATIONS                   NUMBER OF PORTFOLIOS IN FUND     OTHER DIRECTORSHIPS
DURING PAST 5 YEARS                    COMPLEX OVERSEEN BY TRUSTEE         HELD BY TRUSTEE
----------------------------------------------------------------------------------------------
Darrin F. DelConte is Executive Vice                  1                         None
President of Pacific Crane Maintenance
Co. (a marine maintenance company).
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
NAME, ADDRESS AND AGE                    POSITION(S) HELD WITH TRUST    LENGTH OF TIME SERVED
----------------------------------------------------------------------------------------------
Nicholas G. Tonsich                                Trustee               Since December 2001
11150 Santa Monica Blvd., Suite 850
Los Angeles, CA  90025
Year of Birth: 1961
----------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATIONS                   NUMBER OF PORTFOLIOS IN FUND    OTHER DIRECTORSHIPS
DURING PAST 5 YEARS                      COMPLEX OVERSEEN BY TRUSTEE       HELD BY TRUSTEE
----------------------------------------------------------------------------------------------
Nicholas G. Tonsich is a partner in                   1                         None
Glaser, Tonsich & Associates, LLP
(a law firm).
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
NAME, ADDRESS AND AGE                    POSITION(S) HELD WITH TRUST    LENGTH OF TIME SERVED
----------------------------------------------------------------------------------------------
Brian D. Horner                                    Trustee               Since January 2005
11150 Santa Monica Blvd., Suite 850
Los Angeles, CA  90025
Year of Birth: 1961
----------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATIONS                   NUMBER OF PORTFOLIOS IN FUND    OTHER DIRECTORSHIPS
DURING PAST 5 YEARS                      COMPLEX OVERSEEN BY TRUSTEE       HELD BY TRUSTEE
----------------------------------------------------------------------------------------------
Brian D. Horner is President of                       1                         None
Alcole Properties, Inc. (a property
management company). Prior to
September 1, 2009, he was Chairman
of Venture West Funding, Inc.
(a mortgage brokerage firm).
----------------------------------------------------------------------------------------------

GKM FUNDS
GKM GROWTH FUND
INFORMATION REGARDING TRUSTEES AND OFFICERS
(UNAUDITED) (CONTINUED)
================================================================================

The following table provides information regarding each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, and each executive officer of the Trust.

----------------------------------------------------------------------------------------------
NAME, ADDRESS AND AGE                    POSITION(S) HELD WITH TRUST    LENGTH OF TIME SERVED
----------------------------------------------------------------------------------------------
Timothy J. Wahl(1)                          President and Trustee         Since October 2001
11150 Santa Monica Blvd., Suite 850
Los Angeles, CA  90025
Year of Birth: 1965
----------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATIONS                   NUMBER OF PORTFOLIOS IN FUND    OTHER DIRECTORSHIPS
DURING PAST 5 YEARS                      COMPLEX OVERSEEN BY TRUSTEE       HELD BY TRUSTEE
----------------------------------------------------------------------------------------------
Timothy J. Wahl is Managing Director of               1                         None
First Western Investment Management, Inc.
Prior to May 1, 2009, he was President,
Director and Investment Committee
Member of GKM Advisers, LLC.
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
NAME, ADDRESS AND AGE                    POSITION(S) HELD WITH TRUST    LENGTH OF TIME SERVED
----------------------------------------------------------------------------------------------
David L. Kahn                             Chief Compliance Officer       Since September 2004
11150 Santa Monica Blvd., Suite 850               Secretary               Since October 2001
Los Angeles, CA  90025
Year of Birth: 1957
----------------------------------------------------------------------------------------------
                                                                        OTHER DIRECTORSHIPS
PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS                                 HELD BY TRUSTEE
----------------------------------------------------------------------------------------------
David L. Kahn is Senior Vice President of First Western Investment              N/A
Management, Inc. Prior to May 1, 2009, he was Operations Manager
of GKM Advisers, LLC.
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
NAME, ADDRESS AND AGE                    POSITION(S) HELD WITH TRUST    LENGTH OF TIME SERVED
----------------------------------------------------------------------------------------------
Robert G. Dorsey                                 Vice President          Since December 2001
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246
Year of Birth: 1957
----------------------------------------------------------------------------------------------
                                                                      OTHER DIRECTORSHIPS
PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS                                HELD BY TRUSTEE
----------------------------------------------------------------------------------------------
Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC          N/A
and Ultimus Fund Distributors, LLC.
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
NAME, ADDRESS AND AGE                    POSITION(S) HELD WITH TRUST    LENGTH OF TIME SERVED
----------------------------------------------------------------------------------------------

Mark J. Seger                                      Treasurer             Since December 2001
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246
Year of Birth: 1962
----------------------------------------------------------------------------------------------
                                                                      OTHER DIRECTORSHIPS
PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS                                HELD BY TRUSTEE
----------------------------------------------------------------------------------------------
Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC             N/A
and Ultimus Fund Distributors, LLC.
----------------------------------------------------------------------------------------------

1 Mr. Wahl is an "interested person" of the Trust because he is an officer of the Trust and of the Adviser.

Additional information about members of the Board of Trustees and the executive officers is available in the Statement of Additional Information ("SAI"). To obtain a free copy of the SAI, please call 1-888-GKM-9518.

GKM FUNDS
GKM GROWTH FUND
APPROVAL OF INVESTMENT MANAGEMENT
AGREEMENT (UNAUDITED)
================================================================================

The Board of Trustees, including the Independent Trustees voting separately, have reviewed and approved the Fund's Management Agreement (the "Agreement") with First Western Investment Management, Inc. (the "Adviser"). Approval took place at an in-person meeting held on March 17, 2009, at which all of the Trustees were present. This meeting was called to approve the Agreement, prior to the termination of the former management agreement between GKM Advisers, LLC ("GKM Advisers") and the Fund, and to approve an interim management agreement between the Adviser and the Fund. On April 30, 2009, GKM Adviser's was merged into the Adviser, resulting in a change of control at GKM Advisers, and the automatic termination of the former management agreement. Effective May 1, 2009, the Adviser managed the Fund's portfolio pursuant to an interim management agreement and continued serving the Fund under such agreement until the Agreement was approved by shareholders of the Fund at a Special Meeting of Shareholders held on June 26, 2009.

At the Board meeting held on March 17, 2009, the Trustees were advised by independent counsel of their fiduciary obligations in approving the Agreement and the Trustees requested such information from the Adviser as they deemed reasonably necessary to evaluate the terms of the Agreement and whether the Agreement is in the best interests of the Fund and its shareholders. The Trustees reviewed: (i) the nature, extent and quality of the services to be provided by the Adviser; (ii) the investment performance of the Fund; (iii) the costs of the services provided and the potential profits to be realized by the Adviser from its relationship with the Fund; (iv) the extent to which economies of scale would be realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of the Fund's shareholders. The Trustees reviewed the background, qualifications, education and experience of the Adviser's investment, compliance and operational personnel. The Trustees also considered Messrs. Cohen's and Wahl's decision to remain with the Adviser and continue serving as the Fund's portfolio managers. The Trustees further considered Mr. David Kahn's decision to remain as Chief Compliance Officer of the Trust and oversee the Trust's relationships with the other service providers. They considered the strong financial condition of the Adviser and its affiliated companies. The Trustees also discussed the marketing plans of the Adviser on behalf of the Fund. The Independent Trustees were advised by experienced independent counsel throughout the process. Prior to voting, the Independent Trustees reviewed the Agreement with representatives of the Adviser and also met in a private session with counsel at which no representatives of the Adviser were present.

NATURE, EXTENT AND QUALITY OF SERVICES

The Trustees considered the responsibilities of the Adviser under the Agreement, noting that the Adviser will be responsible for providing the Fund with investment research and advice, and determining the securities to be purchased and sold in accordance with the investment objective and policies of the Fund. The Trustees reviewed biographical information on each of the Adviser's key personnel from its investment management and compliance teams. Members of

GKM FUNDS
GKM GROWTH FUND
APPROVAL OF INVESTMENT MANAGEMENT
AGREEMENT (UNAUDITED) (CONTINUED)
================================================================================

the Adviser's investment management and compliance teams' backgrounds and experience in the financial industry were reviewed. The Trustees also considered the Adviser's compliance procedures and its apparent commitment to compliance.

The Trustees also discussed the Adviser's responsibilities with regards to brokerage selection. The Trustees were informed that the Adviser has discontinued GKM Advisers' practice of directing Fund brokerage to an affiliated broker-dealer. The Adviser further informed the Trustees that, following the two year period from the termination date of the former management agreement, the Adviser may begin the practice of directing Fund brokerage to an affiliated broker-dealer.

INVESTMENT RESULTS

In reviewing the Fund's investment results, the Trustees reviewed the Fund's performance for various periods ended December 31, 2008 and compared it to the Standard & Poor's 500 Index ("S&P 500 Index") and other large capitalization indices. The Trustees noted that from the date of inception through December 31, 2008 the Fund underperformed the S&P 500 Index, the Fund's primary benchmark. It was further noted by the Trustees that the Fund underperformed the average and median performance of large growth funds (the Fund's peer group as assigned by Morningstar) for the one-year, three year and five year periods ended December 31, 2008. The Trustees reviewed the Fund's Morningstar ratings, noting that, as of December 31, 2008, the Fund was rated two-stars over all the relevant periods. The Trustees also considered the market environment for large cap growth stocks since the Fund's inception. It was further noted by the Trustees that two of the better performing areas of the market (i.e. utilities and energy) were not held by the Fund due to GKM Adviser's belief that these sectors do not represent long-term "growth" opportunities. The Trustees also discussed the Fund's low portfolio turnover ratio in achieving this performance and positive attributes of low portfolio turnover. It was noted by the Trustees that the Fund has been extremely tax efficient in that the Fund has paid only two small income distributions since inception. The Trustees considered the adviser's disciplined approach to managing the Fund's assets, noting its consistency in management style since the Fund's inception.

ADVISORY FEES AND TOTAL EXPENSES

In reviewing the advisory fee and total expense ratio of the Fund, the Trustees considered comparative expense and advisory fee information for equity funds classified by Morningstar as large growth funds. The Trustees considered the Fund's fee arrangement in which the Adviser is responsible for paying most of the Fund's ordinary operating expenses out of its own resources and noted that comparisons with the Fund's overall expense ratio may be more relevant than comparisons of advisory fees only. In considering the comparative expense information, the Trustees specifically noted that the Fund's total expense ratio of 1.41% (which excludes borrowing costs of 0.42% that were incurred by the Fund during the most recent fiscal year), while higher than the average of all funds classified by Morningstar as large growth (1.35%), is

GKM FUNDS
GKM GROWTH FUND
APPROVAL OF INVESTMENT MANAGEMENT
AGREEMENT (UNAUDITED) (CONTINUED)
================================================================================

less than the average expense ratio of such funds having less than $50 million in assets (1.55%). The Trustees further noted that many of the funds having less than $50 million in net assets were members of a larger fund complex which would benefit from economies of scale that would likely lower their expense ratios.

The Trustees also reviewed information regarding the advisory fees paid by institutional and other private clients of the Adviser with similar investment mandates. They noted, however, that significant investment, operational and regulatory differences exist between advising a mutual fund and institutional or private clients. The Trustees also considered the Adviser's sub-advisory relationship with another mutual fund, noting that, due to the other fund investing primarily in fixed-income securities, this relationship did not provide a meaningful comparison.

The Trustees reviewed the December 31, 2008 income statement and balance sheet of the Adviser's parent company (i.e. First Western Financial Inc.), noting that the Adviser has sufficient capital available to it to satisfy its commitments to the Fund. The Adviser represented that its parent company will make available the necessary capital to the Adviser to assist the Adviser in satisfying its commitments to the Fund. The Adviser reviewed it plans for marketing and distributing the Fund. The Trustees remarked that an increase in the Funds' assets could benefit the shareholders through enhanced portfolio management opportunities and potential economies of scale.

The Trustees also considered a profitability analysis of GKM Advisers' revenues and expenses with respect to the former management agreement over the past four fiscal years. It was noted that, after a reasonable allocation of GKM Advisers' overall operating expenses, GKM Advisers incurred an operating loss of slightly more than $309,000 with respect to the former management agreement during the fiscal year ended July 31, 2008. The Trustees further noted that GKM Advisers incurred significant operating losses for the three previous fiscal years as well. The Trustees took into account that, based on the Fund's current net assets, it is unlikely that the Adviser will realize a profit from the Agreement in the near term.

ANCILLARY BENEFITS

The Board discussed the potential benefits to the Adviser from the Fund being offered to clients of its affiliated companies. However, the Trustees concluded that, in light of the amounts involved, this is only a secondary factor in connection with the evaluation of the reasonableness of the advisory fees paid by the Fund.

ECONOMIES OF SCALE

The Trustees considered economies of scale, noting that at the present time the Fund has not realized any significant economies of scale. The Board observed that if the Fund grows significantly in assets, this factor will become more relevant to their consideration process.

GKM FUNDS
GKM GROWTH FUND
APPROVAL OF INVESTMENT MANAGEMENT
AGREEMENT (UNAUDITED) (CONTINUED)
================================================================================

CONCLUSION

Based on their review, including their consideration of each of the factors referred to above, the Trustees concluded that: (i) the decision by Messrs. Cohen and Wahl to remain with the Adviser and continue managing the Fund's investments, along with the decision by Mr. Kahn to remain with the Adviser and oversee the compliance functions of the Fund, ensures that the Fund will continue to receive high quality services; (ii) the Fund's investment results indicate a commitment to "growth" investing and the consistent application of the Fund's investment strategies despite market sentiment; (iii) the Fund's overall expense ratio of 1.41% (excluding borrowing costs) is less than the average for comparably managed funds with assets of $50 million or less (1.55%), as derived from statistics published by Morningstar; and (iv) comparisons between the advisory fees paid by the Fund with the advisory fees paid by other comparably managed funds and to the other investment company and non-investment company accounts managed by the Adviser are not particularly meaningful due to the Adviser's commitment to the Fund to pay most of its ordinary operating expenses out of its own resources. The Trustees also discussed economies of scale, deciding that at the present time it would not be relevant to consider the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale. The Trustees did note that as the Fund grows in assets it may become necessary for the Adviser to consider adding fee breakpoints to the Agreement. The Trustees also considered the "fallout benefits" to the Adviser, concluding that this is a secondary factor when evaluating the reasonableness of advisory fees to be paid by the Fund. The Trustees also considered the historical profitability, or lack there of, of GKM Advisers, concluding that this is a secondary factor in connection with the evaluation of the reasonableness of the advisory fees paid by the Fund.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve the Agreement. Rather, the Trustees concluded, in light of a weighing and balancing of all factors considered that it would be in the best interests of the Fund and its shareholders to approve the Agreement with the Adviser.

GKM FUNDS
GKM GROWTH FUND
RESULTS OF A SPECIAL MEETING OF SHAREHOLDERS
OF GKM GROWTH FUND (UNAUDITED)
================================================================================

On June 26, 2009, a Special Meeting of Shareholders of the Fund was held for the purpose of voting on the following Proposal:

      PROPOSAL:   To approve or disapprove a new investment management agreement with First Western Investment Management, Inc.

The total number of shares of the Fund present in person or by proxy was 1,523,267, which represented 53.94% of the shares entitled to vote at the meeting.

The Proposal was approved by shareholders. The results of the voting were as follows:

                     For           Against         Abstain
                -------------   -------------   -------------
                  1,517,485         1,161           4,621

================================================================================

                GKM FUNDS

                INVESTMENT ADVISER
                First Western Investment Management, Inc.
                11150 Santa Monica Boulevard
                Suite 850
                Los Angeles, California  90025

                ADMINISTRATOR
                Ultimus Fund Solutions, LLC
                225 Pictoria Drive
                Suite 450
                Cincinnati, Ohio  45246
                1.888.GKM.9518

                LEGAL COUNSEL
                Thompson Hine LLP
                312 Walnut Street
                14th Floor
                Cincinnati, Ohio  45202

                CUSTODIAN
                US Bank, N.A.
                425 Walnut Street
                Cincinnati, Ohio  45202

                BOARD OF TRUSTEES
                Darrin F. DelConte
                Brian D. Horner
                Nicholas G. Tonsich
                Timothy J. Wahl

                OFFICERS
                Timothy J. Wahl, President
                Robert G. Dorsey, Vice President
                David L. Kahn, CCO and Secretary
                Mark J. Seger, Treasurer

================================================================================

ITEM 2.     CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant's code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

ITEM 3.     AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of trustees has determined that the registrant does not have an audit committee financial expert serving on its audit committee. The audit committee determined that, although none of its members meet the technical definition of an audit committee financial expert, the members have sufficient financial expertise to address any issues that are likely to come before the committee. It was the consensus of the audit committee members that it is not necessary at the present time for the committee to seek to recruit an additional trustee who would qualify as an audit committee financial expert. It was the view of the committee that, if novel issues ever arise, the committee will consider hiring an expert to assist it as needed.

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) AUDIT FEES. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $13,000 and $12,500 with respect to the registrant's fiscal years ended July 31, 2009 and 2008, respectively.

      (b) AUDIT-RELATED FEES. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item.

      (c) TAX FEES. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $2,000 and $2,000 with respect to the registrant's fiscal years ended July 31, 2009 and 2008, respectively. The services comprising these fees are the preparation of the registrant's federal income and excise tax returns.

      (d) ALL OTHER FEES. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

      (e)(1) The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

      (e)(2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph
             (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

      (f) Less than 50% of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

      (g) With respect to the fiscal years ended July 31, 2009 and 2008, aggregate non-audit fees of $2,000 and $2,000, respectively, were billed by the registrant's principal accountant for services rendered to the registrant. No non-audit fees were billed in either of the last two fiscal years by the registrant's principal accountant for services rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

      (h) The principal accountant has not provided any non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.     SCHEDULE OF INVESTMENTS.

(a) Not applicable [schedule filed with Item 1]

(b) Not applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8.     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

ITEM 11.    CONTROLS AND PROCEDURES.

(a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant's principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.    EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b)   Certifications   required   by   Rule  30a-2(b)  under  the  Act  (17  CFR
270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH      Code of Ethics

Exhibit 99.CERT          Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT       Certifications required by Rule 30a-2(b) under the Act

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   The GKM Funds
             -------------------------------------------------------------------

By (Signature and Title)*           /s/ Timothy J. Wahl
                              --------------------------------------------------
                                    Timothy J. Wahl, President

Date        September 29, 2009
      ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*           /s/ Timothy J. Wahl
                              --------------------------------------------------
                                    Timothy J. Wahl, President

Date        September 29, 2009
      ------------------------------

By (Signature and Title)*           /s/ Mark J. Seger
                              --------------------------------------------------
                                    Mark J. Seger, Treasurer

Date        September 29, 2009
      ------------------------------

* Print the name and title of each signing officer under his or her signature.